Senior Secured Lien Notes	12 Months Ended
Dec. 31, 2025
Senior Secured Lien Notes [Abstract]
Senior Secured Lien Notes
21.	SENIOR SECURED LIEN NOTES
On April 5, 2024, the Company’s indirect wholly-owned subsidiary, ASI, issued an aggregate of US $350.0 million of 9.125% Senior Secured Lien Notes (the “Notes”) due April 15, 2029. The Notes are guaranteed on a senior secured basis by ASI’s immediate parent company and all of ASI’s subsidiaries. Interest payments are due April 15 and October 15, and commenced on October 15, 2024.
Prior to the maturity date, the Company can exercise various rights to redeem the Notes in whole or in part at a specific redemption price. In some cases, the redemption of the Notes is only permitted upon the occurrence of a specific event. Management has determined that these optional redemption features of the Notes represent an embedded derivative. At December 31, 2025, the fair value of the derivative asset of nil (December 31, 2024 - $5.9 million) is presented in other long-term assets in the consolidated statements of financial position.
Underwriter fees and other transaction costs related to the Notes amounted to $10.1 million. Transaction costs are presented as an offset against the Notes in the consolidated statements of financial position, and are being amortized using the effective interest rate method over the life of the facility.

As at,	December 31, 2025	December 31, 2024

The carrying amount of:

Senior Secured Lien Notes, due April 15, 2029	$483.8	$507.8

Less: unamortized transaction costs	(7.2)	(9.4)

	$476.6	$498.4